SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2006

IMMUNOTECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24641	84-1016435
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Executive Pavilion, 90 Grove Street, Ridgefield, Connecticut 06877
(Address of principal executive offices) (Zip Code)

(203)431-3300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Change in the Registrant’s Certifying Accountant

On August 21, 2006, following approval from our board of directors, we terminated Spector & Wong, LLP ("Spector") as our registered independent certified public accountant. Spector audited our financial statements for the fiscal year ended June 30, 2005.

Spector's report on our financial statements for the fiscal year ended June 30, 2005 did not contain any adverse opinion or disclaimer of opinion and was not qualified as to audit scope or accounting principles. The report of Spector for the fiscal year ended June 30, 2005, was qualified in that adverse financial conditions identified by the accountants raised substantial doubt about our ability to continue as a going-concern. During the fiscal year ended June 30, 2005, and in the subsequent interim periods through the date of this current report, (i) there were no disagreements between us and Spector on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Spector, would have caused Spector to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no "reportable events," as defined in Item 304(a)(1)(iv) of Regulation S-B of the Securities Exchange Act of 1934, as amended. The decision to replace Spector was not the result of any disagreement between Spector and us on any matter of accounting principle or practice, financial statement disclosure or audit procedure. The board of directors deemed it in the best interests of Immuno to change independent auditors following the Closing of the Acquisition (as defined below).

We have furnished Spector with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”). We have also requested that Spector furnish a letter addressed to the SEC stating whether it agrees with the statements made in this current report. A copy of Spector's letter to the SEC is filed with this current report as Exhibit 16.1.

Our financial statements for the fiscal years ended June 30, 2004 and June 30, 2003 were audited by independent registered public accounting firms other than Spector. On September 19, 2005, we filed a current report on Form 8-K, which is incorporated herein by reference, to disclose the dismissal of HJ & Associates, the prior principal accountants for Immuno and the independent registered public accounting firm that audited our financial statements for the fiscal year ended June 30, 2004. On October 13, 2004, we filed a current report on Form 8-K, which is incorporated herein by reference, to disclose the dismissal of Rose, Snyder & Jacobs, the principal accountants for Immuno prior to HJ & Associates and the independent registered public accounting firm that audited our financial statements for the fiscal year ended June 30, 2003.

On August 21, 2006, our board of directors approved the appointment of Most & Company LLP, as our independent registered public accounting firm.

On June 30, 2006 we acquired substantially all the assets of Petals Decorative Accents LLC (“Petals”) in exchange for the assumption by the Corporation of all but certain specified liabilities of Petals and the issuance to Petals of shares of our capital stock (the “Acquisition”). The shares we issued to Petals in the Acquisition represent a controlling interest in us, and thereforethe transaction was accounted for as a recapitalization, and Petals is considered to have acquired us for accounting purposes. Petals is a private company, and its financial statements for fiscal years ended September 3, 2005 and August 28, 2004 were audited by Most & Company, LLP.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 7, 2006, we filed a Schedule 14F-1 and a current report on Form 8-K with the SEC in connection with the resignation of Mark A. Scharmann as a member of our board of directors. The Information Statement was subseqently mailed to our stockholders of record on August 8, 2006. On August 18, 2006, the resignation of Mr Scharmann as a member of, and the appointment of Henry Sargent to, our board of directors became effective.

Mr. Shcarmann’s resignmation was received on July 31, 2006, and stated that it would become effective upon the expiration of the 10-day period beginning on the later of the date of the filing of an Information Statement on Schedule 14F-1 with the SEC pursuant to Rule 14f-1 or the date of mailing of such Information Statement to our shareholders. The combined resignations of Dan O. Price on June 30, 2006, and Mr. Scharmann on July 31, 2006, represent a complete change in the members of our board of directors since the closing of that certain Contribution Agreement entered into between ImmunoTechnology Corporation and Petals Decorative Accent LLC (“Petals”), dated June 23, 2006 (the “Contribution Agreement”). Copies of the Contribution Agreement and other agreements related to the acquisition of assets from Petals are attached as exhibits to our current reports on Form 8-K filed with the SEC on June 30, 2006 and July 7, 2006. All Company filings and exhibits thereto, may be inspected without charge at the public reference section of the SEC N.W. at 450 Fifth Street, Washington, D.C. 20549 or obtained on the SEC's website at www.sec.gov.

On August 2, 2006, our board of directors appointed Henry Sargent to fill the vacancy created by Mr. Scharmann’s resignation. Mr. Sargent's appointment was conditioned upon the effectiveness of Mr. Scharmann's board resignation.

Mr. Sargent is 39 years old and has been a director of Petals since its inception. He has held various executive positions with Southridge Capital Management, LLC since 1998. Prior to joining Southridge, Mr. Sargent practiced corporate law with Claugus & Mitchell, a New York law firm. Mr. Sargent is a CFA and received his BA from Connecticut College and his JD from Fordham University.

At the time of this filing, Mr. Sargent is not, and we do not expect him to be, named to any committees of the board of directors.

Mr. Sargent is not a party to any transactions with us that we would be required to disclose pursuant to Item 404(a) of Regulation S-B promulgated under the Securities Act of 1933. However, on August 1, 2006, Petals filed a Form 4 with the SEC to report that it had entered into an Assignment Agreement with Mountain West Partners LLC (“MWP”), dated July 31, 2006, pursuant to which it assigned 5,700,000 shares of our common stock to MWP in exchange for services rendered. Mr. Sargent is a control person of MWP.

Item 9.01  Financial Statements And Exhibits

(c) Exhibits

Number	Title

16.1	Letter of Spector & Wong, LLP dated August 23, 2006 regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOTECHNOLOGY CORPORATION

Dated: August 24, 2006	By: /s/ Stephen M. Hicks
Stephen M. Hicks
President